UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): March 15, 2007

HANDHELD ENTERTAINMENT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32985	98-0430675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 Bryant Street, Suite 403 San Francisco, CA	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 495-6470

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 17, 2007, Handheld Entertainment, Inc. (the “Company”) and certain investors entered into Subscription Agreements (the “Agreements”) for the purchase of (i) 1,276,666 shares of common stock, par value $0.001 per share (the “Common Stock”), (ii) five-year warrants to purchase 957,500 shares of Common Stock at an exercise price of $4.00 per share (the $4.00 Warrants”) and (iii) five-year warrants to purchase 957,500 shares of Common Stock of the Company at an exercise price of $3.50 (the “$3.50 Warrants” and together with the $4.00 Warrants, the “Warrants”). On March 15, 2007, the Company issued a press release announcing that a registration statement covering the resale of the Warrants and shares of Common Stock was not declared effective by the Securities and Exchange Commission by March 15, 2007 as required under the Agreements. Pursuant to the terms of the Agreements, the exercise price of the $3.50 Warrants was required to be reduced by 20% upon failure of the registration statement to be declared effective by March 15, 2007. Accordingly, the current exercise price of the $3.50 Warrants is $2.80 per share.

The exercise price of the $3.50 Warrants will be reduced by an additional $0.35 for every 30 day period after March 15, 2007, that the Company has not obtained effectiveness of the registration statement.

Item 9.01 Financial Statements and Exhibits.

10.1	Form of Subscription Agreement (Incorporated herein by reference to Exhibit 10.1 the Company’s Current Report on Form 8-K, filed on January 18, 2007)

10.2	Form of Warrant to Purchase Common Stock at $3.50 per Share (Incorporated herein by reference to Exhibit 10.3 the Company’s Current Report on Form 8-K, filed on January 18, 2007)

10.3	Amendment to the Subscription Agreement and Warrants, dated January 25, 2007 (Incorporated herein by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on January 30, 2007).

99.1	Press Release, dated March 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDHELD ENTERTAINMENT, INC.

Dated: March 15, 2007	By: /s/ Jeff Oscodar
Name: Jeff Oscodar
Title: President & Chief Executive Officer

EXHIBIT INDEX

10.1	Form of Subscription Agreement (Incorporated herein by reference to Exhibit 10.1 the Company’s Current Report on Form 8-K, filed on January 18, 2007)

10.2	Form of Warrant to Purchase Common Stock at $3.50 per Share (Incorporated herein by reference to Exhibit 10.3 the Company’s Current Report on Form 8-K, filed on January 18, 2007)

10.3	Amendment to the Subscription Agreement and Warrants, dated January 25, 2007 (Incorporated herein by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on January 30, 2007).

99.1	Press Release, dated March 15, 2007